UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 28, 2010

FIRSTBANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan

	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue

Alma, Michigan		48801

(Address of principal executive office)

		(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8.01    Other Events

On January 28, 2010, Firstbank Corporation issued a press release announcing a $0.05 per share quarterly dividend which will be paid March 11, 2010 to shareholders of record as of February 19, 2010.

Section 9.01    Financial Statements and Exhibits

(c)        Exhibit

99.1     Press Release dated January 28, 2010 regarding dividend.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 28, 2010                                FIRSTBANK CORPORATION

                                                                        (Registrant)

                                                                        By:     /s/ Samuel G. Stone

                                                                              Samuel G. Stone

                                                                              Executive Vice President and CFO